DERIVATIVES FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES FINANCIAL INSTRUMENTS

NOTE 9 －DERIVATIVES FINANCIAL INSTRUMENTS

The Company enters into foreign currency derivative contracts to economically hedge the exposure to foreign currency fluctuations associated with the forecasted sale and purchase of inventories, the foreign exchange risk associated with certain receivables denominated in foreign currencies and certain future commitments for foreign expenditures.

Contracts to buy or sell a non-financial item that can be settled net in cash are accounted for as financial instruments, with the exception of those contracts that were entered into and continue to be held for the purpose of the receipt or delivery of a non-financial item in accordance with the Company’s expected purchase, sale or usage requirements.

Instruments are typically entered into to align with the timing and amount of underlying exposures, generally with maturities of 1 to 12 months. The Company does not apply hedge accounting under ASC 815 to these instruments. All the foreign currency derivative contracts are recognized at fair value on the consolidated and combined balance sheets with the changes in fair value recognized in the consolidated and combined statements of operations and comprehensive income as “change in fair value of derivatives financial instruments”. Derivative financial instruments assets and liabilities are presented as current or non-current based on the expected settlement date.

Foreign currency derivative contracts are measured using quoted forward currency rates at the balance sheet date. These instruments are classified as Level 2 within the fair value hierarchy. There was no transfers between levels during the years presented.

The foreign currency forward contracts are recorded at fair value of $0 and $74,765 under current liabilities in the consolidated and combined balance sheets as of December 31, 2024 and 2025, respectively. The Company recognized the change in fair value of derivatives financial instruments of $2,841,215, $(403,350) and $(74,765) for the years ended December 31, 2023, 2024 and 2025, respectively in the consolidated and combined statements of operations and comprehensive income.

	Contract notional	Fair value
As of December 31, 2025	amount	Assets	Liabilities
Derivatives not held for hedging:
- Currency forwards	$126,231,800	$-	$74,765

All foreign currency forward contracts held by the Company as of December 31, 2025 are classified as current liabilities.

The Company did not have any foreign currency forward contracts outstanding as of December 31, 2024.

For all the derivatives instruments entered, the forecasted transactions (settlement dates) are expected to occur within 12 months from the end of the reporting period.

The net fair values of the derivatives as of December 31, 2024 and 2025 are denominated in the following currencies:

	As of December 31,
	2024	2025
Chinese Yuan	$-	$143,631
Sterling Pound	-	(133,674)
Euro	-	(84,722)
	$-	$(74,765)